UBS Global Healthcare Services Conference February 7, 2012 Mark S. Ordan, Chief Executive Officer Exhibit 99.1

Disclaimer

Some of the statements in this presentation, as well as statements made by management, may be forward-looking statements that are based on management’s current assumptions, expectations and projections regarding our business and performance, the economy and forecasts of future events, circumstances and results. Forward-looking statements include statements concerning the projected future performance of Sunrise and the markets in which we operate.
These forward-looking statements speak only as of the date of this presentation. We undertake no obligation to update any forward-looking statements to reflect the events or circumstances arising after the date as of which they are made. As with any projection or forecast, they are inherently susceptible to uncertainty and changes in circumstances.  Our actual results may differ materially from those set forth in our forward-looking statements, depending on various factors including the risks and uncertainties described in filings made with the Securities and Exchange Commission. As a result of these risks and uncertainties, recipients of this presentation are cautioned not to place undue reliance on the forward-looking statements included in this presentation or that may be made elsewhere from time to time by, or on behalf of, us.
This presentation may contain statistics and other data that may have been obtained or compiled from information made available by third-party service providers. While we believe these sources to be reliable, accuracy and completeness of the information cannot be guaranteed.
This presentation contains certain supplemental non-GAAP financial measures.  While we believe that non-GAAP financial measures are helpful in evaluating our operating performance, the use of non-GAAP financial measures in this presentation should not be considered in isolation from, or as an alternative for, a measure of financial or operating performance as defined by GAAP.  You are cautioned that there are inherent limitations associated with the use of each of these supplemental non-GAAP financial measures as an analytical tool.  Reconciliations of certain non-GAAP financial measures to the most directly comparable GAAP financial measures can be found in the Appendix to this presentation and the Company’s supplemental information packages and 2010 Annual Report, which are available on the Company’s website at
www.sunriseseniorliving.com.
Unless otherwise noted herein, all the information contained in this presentation is presented as of February 7, 2012.

SUNRISE SENIOR LIVING

Resident Service
3%
16%
24%
57%
Assisted Living
Memory Care
Independent Living
Skilled Nursing

Sunrise Today
Owner/Operator of Senior Living Assets
Manager of Senior Living Communities
Joint Venture Partners in Senior Living
Among
the Largest:
What We Do:
Memory Care
Assisted Living
311 Sunrise
Communities
269 Communities in the United States
15 Communities in Canada
27 Communities in the United Kingdom

Independent Living
Skilled Nursing

Our Heritage Continues
Founded in 1981 by Paul and
Terry Klaassen, who continue
to actively support our
mission and residents’
experience
Everything we do is intended
to champion quality of life
for ALL seniors
Today, we are led by a group of
seasoned executives with deep
experience in:
• Senior Care and Assisted
Living
• Memory Care
• Real Estate
• Finance and Capital Markets
• Real Asset Management
• Public Company Governance
and Shareholder Return

Our Experienced Team
Positions Us for Our Future
Management Team
Name Title
Years of Relevant
Experience
Years with
Sunrise
Mark S. Ordan Chief Executive Officer 25+ years 3+ years
Greg Neeb
Chief Investment & Administrative
Officer
20+ years 3+ years
Marc Richards Chief Financial Officer 15+ years 2+ year
David Haddock General Counsel and Secretary 15+ years 6+ years
Laura McDuffie Head of Operations 15+ years 9+ years
Edward Burnett SVP, Capital Markets 10+ years 2+ years
Nancy King SVP, Resident Care & Services 25+ years 0+ years
Philip Kroskin SVP, Asset Management & Real Estate 19+ years 2+ years
Meghan Lublin
VP, Corporate Marketing &
Communications
12+ years 7+ years
Kelly Myers SVP, Sales 21+ years 11+ years
David Pratt SVP, Corporate Finance 10+ years 6+ years
Mike Rodis SVP, Human Resources 30+ years 2+ years
Founders
Name Title
Years of Relevant
Experience
Years with
Sunrise
Paul Klaassen Founder and Chairman 30+ years 30 years
Terry Klaassen Founder and Special Advisor 30+ years 30 years

Team successfully navigated the recapitalization and has positioned the company for the future

Our Culture:
Providing the Sunrise Signature Experience
Just part of what sets us apart.

We Create Relationship-Based Care
Our designated care managers form rich
relationships by getting to know our residents’
preferences, from what time they like to wake
up in the morning to their favorite meal.
A Team of Serving Hearts
Our teams hone their skills through hands-on
experience and in-depth training programs at
our own Sunrise University – so each team
member is delivering care the Sunrise way.
Offering Peace of Mind
Residents and families can have peace of mind
in knowing that we’re here for them around
the clock. We work hard to make sure all
residents are living life to the fullest, not
worrying about anything else.
Celebrating the Joy of Every Day
We strive to give every resident at Sunrise a life
filled with purpose and hope. Our
commitment to making every day special is
what makes the Sunrise experience so unique.
Enriching Mind, Body & Spirit
Vibrant activities programs designed around
residents’ interests, so there’s always something
fulfilling to do.
With All the Comforts of Home
Communities designed to look and feel like
home, from our community cat and dog to our
fresh-cut flowers, and hundreds of special
touches to make life easier.

Enriching Mind, Body & Spirit
•
Qualified team, led by a coordinator-level position
focused solely on activities, offers several meaningful
and engaging activities a day
•
Activities intended to benefit the mind, body and
spirit of all of our residents, from exercise programs
like tai-chi to social activities like wine & cheese
happy hours and group outings
•
Sunrise’s new Dining Program features delicious
meals made from scratch every day by our trained
culinary team
•
Residents enjoy the freshest, local ingredients and
an assortment of menu choices designed with their
health, tastes and preferences in mind
Our residents enjoy the very best in senior living from fulfilling activities to home-cooked meals – we stop at nothing to create a warm, enriching home.
“During the (short time) mom has been at
Sunrise, she has blossomed – she smiles more than
she has in years; she’s made new friends; she’s
involved in activities and she is totally satisfied in
her new environment. She loves everything.”
- Family member, Sunrise at North Farmington Hills,  MI

“(He) mentioned that he wanted
spaghetti and meatballs. As soon
as it was said, the chef started
making that special dish…and
every Tuesday ever since.” Family
member, Sunrise of West Babylon, NY

Premium product offering of resident-centered services for seniors
Second-largest provider of assisted living services in the country*
An Individualized Service Plan of care is delivered by a team of designated care managers
(DCMs)
As care needs increase, seniors can “age in place”
Assisted Living (57%)
Skilled Nursing &
Rehabilitative Care (3%)
Independent Living
(16%)
Active seniors enjoy an independent, maintenance-free lifestyle with on-call assistance; additional services may also be arranged as care needs change
Properties are predominantly rental, but also include co-operatives, equity sales and numerous entrance fee models
Memory Care (24%)
Largest provider of memory care services in the country*
DCMs are trained in therapeutic techniques to validate resident emotions and understand their needs in a secure “Reminiscence Neighborhood”
Life enrichment managers develop and adapt meaningful activities that incorporate resident interests and evoke pleasant memories
A Home for ALL Seniors
*Source: Assisted Living Federation of America

Service Highlights
Focus on short-term, rehabilitative stays with a goal of returning the resident to the most independent living setting possible; approach has more than doubled Medicare coverage over the past several years
Generates several hundred move-ins to Sunrise neighborhoods each year
Due to Total ADR of $390, skilled nursing represents 7.5% of total revenue in U.S.

Built For the Long-Term Benefit
of Our Residents

Mansion AL - Other Campus Mansion Brighton Gardens Full Service
Neighborhoods* AL, TC, REM AL, REM IL, AL, TC, REM AL, REM, some HC IL, AL, REM, HC
Communities 212 34 10 30 25
Design 1 Bldg. 2 bldgs. 1 bldg. Multi. Buildings
1-4 stories Mixed; acquisition 2-4 stories 2-4 stories 3-8 stories
Wood or Steel assets Wood and Steel Wood and Steel Wood and Steel
Typical Size 68-92 units 29-117 units 140-160 units 88-152 units 200-250 units
50-80,000 sq ft 20-150,000 sq ft 150,000 sq ft 60-90,000 sq ft 200,000 sq ft
*IL - Independent Living; AL - Assisted Living; TC - Terrace Club (early-stage memory care); REM - Reminiscence
(advanced memory care); HC - Health Care/Skilled Nursing

SUNRISE SENIOR LIVING

90
80
70
60
50
40
30
20
10
0
1995
2000
2010
2020
2030
2040
2050

80
70
60
50
40
30
20
10
0
70-74
75-79
80-84
85-89
90+

Attractive & Growing Market
Growing
Senior
Population
• Over 70MM seniors 65+ by 2040, making
up 20% of the total US population
• 85+ population projected to grow 3%
annually over the next 40 years
Assistance Increases with Age
Need for
Care
Increases
with Age
• Today’s seniors are healthier than in the
past, but many still have difficulty with
Activities of Daily Living (ADLs)
• 19% of 70-74 year olds and 50% of 85+
year olds require assistance with ADLs
Rising Net
Worth of
Seniors
• Today’s elderly have more wealth than in
the past (~$163K, up 42% since 1995)
• Dramatic increase in residential net equity
over the past decade
Increasing
Popularity
of Senior
Housing
• According to a recent NIC survey, 60+
population living in age-qualified housing
increased from 7% to 12% from 1998 –
2007
• Consumer awareness has increased ~14%
over that same time period
Consistent
Occupancy
/ Rental
Rate
Growth
• Median occupancy has remained above 90%
since 1994
• Rents have grown 5% annually for ALF and
4% for ILF since 2000
% Requiring Assistance with ADLs
Population of US Seniors Rising
MM of US Population
75 and over 65 and over
Men Women
Sources:  US Census Bureau, Joint Center of Housing Studies, NIC
National Housing Survey, Federal Reserve Board and ASHA

SUNRISE SENIOR LIVING

London
Toronto
Boston
Chicago
New York
San Francisco
Philadelphia
Los Angeles
Washington, D.C.
Atlanta
Atlantic Ocean
Pacific Ocean

Major Metropolitan Concentration 11

SUNRISE
SENIOR LIVING

HCP

KeyBank

VENTAS

CNL.

FannieMae

Freddie Mac

Prudential

STIFEL NICOLAUS

MetLife

Morgan Stanley

HEITMAN
A REAL ESTATE INVESTMENT MANAGEMENT FIRM

Aligned with the Finest Institutions, Owners, and Lenders 12

Manage Our Real Estate Portfolio's Value
Brand Extension
Acquire and Develop
Buy Out Joint Venture
Community Income
Growth Initiatives

Attractive Growth Opportunities 13

Significant Progress
Our recapitalization is substantially complete and we are beginning to implement our disciplined growth strategy

(1) Reflects 2011 3 months ended 9/30/11 figure and
includes $3.2MM of the following items: $1.1MM in
professional fees relating to previously announced
venture transactions, and $2.1MM in severance.  The
figure also includes $2.2MM in non-cash stock
compensation.
(2) Shares issued and outstanding as of 9/30/11 and closing
share price as of 2/3/12.
Initiative
Accomplishments
A Restructured Company
Positioned for the Future - Now
Solidified
Balance Sheet
Stabilized
Revenue Streams
Rationalize
Cost Structure
Execute
Disciplined
Growth Strategy
Restructured 4 of the 5 largest management contracts
Restructured key relationships with Ventas and HCP
Obtained 3 party approval to extend leases on 4
communities
Re-focus on Mansion product
Reduced G&A significantly from 2008 levels
Eliminated approximately 200 corporate overhead positions
Continuing rationalization in 2011
Deleted non-core businesses and assets and related costs
Drive internal growth across portfolio
Acquire accretive real estate
4 Years of Progress
12/31/2008 12/31/2009 12/31/2010 Current
# of 435 384 319 311
Communities
G&A and $127MM $129MM $28.3MM (1)
Development (full year) (full year) (full year)
Expense
Equity Market $85MM $180MM $308MM $467MM (2)
Cap
$184MM
rd
Closed $50MM revolver
Significantly reduced corporate recourse liabilities
Restructured over $1B of debt in default (venture and
consolidated)
Two significant ongoing defaults exist in the United Kingdom and with our Washington, DC condominium project (see p. 23
of the Appendix for further detail)
Exited Germany and other unprofitable businesses

Summary
Premium product offering of resident-centered services for seniors
High-quality, purpose-built assets located in top metropolitan markets
Sector leading brand, reputation and senior living expertise
Leading Provider of
Senior Living
Services
Favorable Industry
Backdrop
Compelling supply and demand drivers with aging demographics and limited new supply of senior housing
Leader in memory care and assisted living
Strong Growth
Prospects
Internal growth from continued occupancy gains and rate increases
Focus on “owning more of what we manage”
Opportunity to capitalize on our brand, expertise and sector leading care
Well-Positioned
Capital Structure
Recapitalization substantially complete
Completed $50MM credit facility with new lender
Proven Management
Team
Significant relevant experience in the industry
Successfully implemented recapitalization strategy
Founders are pioneers of assisted living industry

16 Appendix

Current View of Sunrise
by Business Line

Stabilized Properties
2)
Unit Occupancy
Net Operating Income
1)
Revenue per Occupied Unit
Three Months Ended Three Months Ended Three Months Ended
September 30, September 30, September 30,
Ownership Type Comm. Units 2011 2011 2011
Consolidated
4)
23 2,103 86.2% 11,047,836 $                      217.96 $
Leased
4)
26 5,675 88.2% 18,201,096 166.29
Joint Ventures-US 75 5,577 87.9% 31,398,502 232.64
Joint Ventures-UK 5 434 91.8% 4,140,027 309.86
Managed 142 13,142 88.0% 68,919,318 217.77
Total Stabilized 271 26,931 87.9% 133,706,779 $                    211.52
Lease-Up Properties
3)
Unit Occupancy Net Operating Income
1)
Revenue per Occupied Unit
Three Months Ended Three Months Ended Three Months Ended
September 30, September 30, September 30,
Ownership Type Comm. Units 2011 2011 2011
Consolidated
4)
1 99 61.4% 277,423 $                           245.91 $
Joint Ventures-US 17 1,862 70.1% 6,350,786 219.22
Joint Ventures-UK 22 1,831 87.2% 14,691,193 300.41
Total Lease Up 40 3,792 78.1% 21,319,402 $                      263.52
Total Properties
Unit Occupancy
Net Operating Income
1)
Revenue per Occupied Unit
Three Months Ended Three Months Ended Three Months Ended
September 30, September 30, September 30,
Ownership Type Comm. Units 2011 2011 2011
Consolidated
4)
24 2,202 85.0% 11,325,260 $                   218.87 $
Leased
4)
26 5,675 88.2% 18,201,096 166.29
Joint Ventures-US 92 7,439 83.4% 37,749,288 229.82
Joint Ventures-UK 27 2,265 88.1% 18,831,220 302.30
Managed 142 13,142 88.0% 68,919,318 217.77
Total Properties 311 30,723 86.7% 155,026,181 $                    217.30
Footnotes:
1)  Net operating income from consolidated and leased communities is not reduced by allocated management fees as we eliminate management fees from consolidated and leased communities.
2)  Stabilized properties are single properties or pools of properties owned or leased by us or owned by a joint venture where the single property or all of the communities in the pool have been open and operating for more than 36 months as of September 30, 2011.  This differs from our "comparable community" definition which defines comparable at the individual community level as having been open and operating as of January 1, 2009.  All managed communities are stabilized properties.
3)  Lease-up properties are single properties or pools of properties owned or leased by us or owned by a joint venture where the single property or any of the communities in the pool have been open and operating for less than 36 months as of September 30, 2011.
4)  Net operating income is a non-GAAP measure.  Our nearest GAAP measure on our consolidated statement of operations is income/(loss) from operations.
Net operating income excludes depreciation, amortization, lease expense, and impairment charges from these communities.

Current Consolidated Communities

Total Properties Unit Occupancy Net Operating Income
1)
Outstanding In Maturity Weighted Aver.
Three Months Ended Three Months Ended Debt Default Date
5)
Interest Rate
Ownership State/ September 30, September 30, September 30, September 30,
Community Comm. Units Interest Province 2011 2011 2011 2011
Connecticut Avenue
2)
1 100 100.0% DC 95.0% 1,110,914 $                       27,812,000 $    - $                Jun 12 4.82%
AL US
2), 4)
15 1,091 100.0% Various 88.8% 7,380,416 323,113,054 - Jun 15 4.27%
Quebec
2), 6)
3 246 100.0% QU 67.1% 646,758 45,332,643 45,332,643 Apr 11 4.75%
Cedar Parke
2)
1 371 0.0% NJ 74.3% 570,251 21,769,862 1,364,862 Jul 29 0.70%
Other Consolidated
2)
1 137 50.0% MD 97.8% 1,342,321 - - N/A N/A
Other Consolidated
2), 3)
2 158 100.0% Various 109.5% (2,823) - - N/A N/A
Monterey
2)
1 99 100.0% CA 61.4% 277,423 21,021,205 - Jun 13 3.50%
Total Properties 24 2,202 85.0% 11,325,260 $                     439,048,764 $  46,697,505 $
Footnotes:
1)  Net operating income from consolidated communities is not reduced by allocated management fees as we eliminate management fees from consolidated communities.
2)  Net operating income is a non-GAAP measure. Our nearest GAAP measure on our consolidated statement of operations is income/(loss) from operations. Net operating income excludes depreciation, amortization, lease expense, and impairment charges from these communities.
3)  Property types are primarily condominium units and not typical Sunrise communities.
4)  Net operating income is consolidated from June 2, 2011 forward. The portfolio was a joint venture prior to June 2.
5) Maturity dates assume exercising extensions allowable under the loan documents.
6)Three communities in Canada that are wholly owned have been slow to lease up. The outstanding loan balance relating to these communities is non-recourse to us but we have provided operating deficit guarantees to the lender. We are not currently funding under these operating deficit guarantees. The principal balance was due on
April 30, 2011. We are in discussions with the lender and are working toward implementing a revised business plan at the communities and obtaining a loan extension.
If we are unable to extend the mortgage, it may have an adverse impact on our financial condition, cash flows and results of operations.

Current Leased Communities

Lease Coverage-Cash
Leased Communities Unit Occupancy
Net Operating Income
1)
Lease Expense
2)
Current Three Months Ended Three Months Ended Three Months Ended
Lease Term September 30, September 30, September 30,
Lessor Comm. Units Country Expiration
4)
2011 2011 2011
HRPT
3)
14 3,902 US 2013 88.5% 11,218,043 $                   1.45
HCP
3)
2 1,055 US 2018 86.1% 4,050,177 0.95
LTC
3)
3 186 US 2018 85.9% 757,053 1.11
Missouri River Corp.
3)
2 133 US 2018 87.6% 330,691 0.70
Oakmont
3)
3 228 US 2012-2013 90.0% 1,109,862 1.57
Other
3)
2 171 US 2013 95.7% 735,271 1.78
Total Leased 26 5,675 88.2% 18,201,096 $                   1.28
Footnotes:
1)  Net operating income from leased communities is not reduced by allocated management fees as we eliminate management fees from leased communities.
2)  Lease coverage is defined as net operating income divided by lease expense.
3)  Net operating income is a non-GAAP measure.  Our nearest GAAP measure on our consolidated statement of operations is income/(loss) from operations.  Net operating income excludes depreciation, amortization, lease expense, and impairment charges from these communities.
4)  Lease agreements may include possible lease extensions.  For HRPT, on December 29, 2011, we received 3rd party consent to the extension of the term of four of the leases for an additional five-year term commencing January 1, 2014.  We notified the landlord that the other ten leases will terminate effective December 31,
2013.

Current Joint Venture Pools

Total Properties Unit Occupancy Net Operating Income of Venture Outstanding In Maturity
Three Months Ended Three Months Ended Debt Default Date
7)
Interest Rate
Ownership September 30, September 30, September 30, September 30,
Venture Pool
1)
Comm. Units Country Interest
4)
2011 2011 2011
Pool 1 5 434 UK 20.00% 91.8% 4,140,027 $                                       131,408,773 - May 13 4.64%
Pool 2 2 156 UK 9.81% 93.7% 1,941,777 58,594,873 - Jan 15 5.13%
Pool 3
10)
15 1,243 UK 9.81% 85.7% 9,032,653 627,948,281 627,948,281 Jul 14 3.41%
Pool 4 3 237 UK 20.00% 91.9% 2,609,952 91,582,483 - Nov 2012 - Jun 2013 2.43%
Pool 5 11) 1 81 UK 17.30% 82.5% 294,773 29,512,286 29,512,286 Dec 12 2.13%
Pool 6 1 114 UK 17.30% 87.4% 812,038 36,900,708 - Apr 13 3.88%
Pool 7 3) 29 2,082 US 40.00% 87.2% 11,058,629 434,940,000 - Feb 14 6.76%
Pool 8 4 310 US 20.00% 91.5% 2,367,674 76,320,772 - Apr 14 5.89%
Pool 9 12 872 US 25.00% 89.7% 5,251,058 183,888,093 - Jan 14 6.00%
Pool 11 2 152 US 30.00% 93.5% 1,171,386 35,720,885 - Mar 13 5.23%
Pool 13 13) 1 79 US 20.00% 95.4% 647,703 13,629,132 - Mar 12 4.25%
Pool 14 13) 3 219 US 20.00% 89.0% 840,163 45,253,582 - Dec 11 3.50%
Pool 15 2) 7 601 US 20%/50% 87.3% 3,345,271 100,500,435 - Oct 11 6.25%
Pool 16
14)
8 621 US 20.00% 84.8% 3,093,631 110,350,000 - Dec 11 6.50%
Pool 17 3 229 US 20.00% 82.0% 934,903 41,963,808 - Dec 12 6.50%
Pool 18 4 348 US 20.00% 73.7% 1,400,932 76,093,014 - Dec 2011 - Jul 2012 3.25%
Pool 19 12) 3 295 US 20.00% 82.0% 771,684 65,813,119 65,813,119 Sep 10 5.00%
Pool 20 8) 6 598 US 30.00% 72.4% 2,558,059 104,549,267 - Apr 14 4.58%
Pool 21 2 222 US 20.00% 70.3% 835,833 56,729,876 - Oct 12 6.50%
Pool 22
15)
1 76 US 20.00% 88.7% 490,817 14,561,218 - Dec 11 7.00%
Pool 23 5), 6) 1 323 US 30.00% 46.3% 293,461 29,987,018 29,987,018 Dec 11 5.72%
Pool 24 16) 6 412 US 10%-50% 89.7% 2,688,084 58,664,188 - Dec 2011 - Jan 2020 6.29%
Pool 25 0 - US 30.00% N/A - 116,354,684 116,354,684 Sep 11 6.43%
Total Joint Ventures
9)
119 9,704 84.5% 56,580,508 $                                     2,541,266,496 $  869,615,388 $
2011
Weighted Aver.
Footnotes:
1) Legal names of the venture and partner are omitted due to possible confidentiality concerns in the governing documents. Venture pools represent pools of properties owned by a joint venture that were financed together as a distinct loan pool, other than pool 24 which is an amalgamation of six single property joint ventures.
2) On October 12, 2011, we and our venture partner in a portfolio of seven communities transferred ownership of the portfolio to a new joint venture owned approximately 68 percent by CNL Income Partners, LP, a subsidiary of CNL Lifestyle Properties, Inc. and approximately 32 percent by us. As part of our new venture the portfolio was recapitalized with a new loan in the amount of $120.0 million with a seven year term.
3) In January 2011, we increased our ownership percentage from 10% to 40% and the venture was recapitalized. Operating results include the results from 6 New York entities that are leased and operated by Sunrise but owned by the venture.
4) In certain situations, our share of cash distributions, profits or losses, are not equal to our ownership percentage.
5) Unit count includes 240 condo units associated with pool 25, however, NOI and occupancy only reflects the assisted living component of this venture.
6) Outstanding debt includes default interest that is accruing, but remains unpaid.
7) Maturity dates assume exercising extensions allowable under the loan documents.
8) On August 2, 2011, we and our venture partner in a portfolio of six communities transferred ownership of the portfolio to a new joint venture owned 70 percent by a wholly-owned subsidiary of CNL Lifestyle Properties (“CNL Sub”) and 30 percent by us. As part of our new venture agreement with CNL Sub, from the start of year four to the end of year six, we will have a buyout option to purchase CNL Sub’s 70 percent interest in the venture for a 16% internal rate of return to CNL Sub. In addition, the new venture modified the existing mortgage loan in the amount of $133.2 million to provide for, among other things, (i) pay down of the loan by approximately $28.7 million and (ii) an extension of the maturity date of the loan to April 2014 which may be extended by two additional years under certain conditions. In connection with the transaction, we contributed $8.1 million and CNL Sub contributed $19.0 million to the new venture.
9) Sunrise's share of joint venture debt as of September 30, 2011 is $564 million.
10) The venture’s mortgage loan is in default at September 30, 2011 due to a violation of certain loan covenants. The mortgage loan balance was $627.9 million as of September 30, 2011. The loan is collateralized by 15 communities owned by the venture located in the
United Kingdom. The lender has rights which include foreclosure on the communities and/or termination of our management agreements. The venture is in discussions with the lender regarding the possibility of entering into a loan modification. During the nine months ended September 30, 2011, we recognized $5.7 million in management fees from this venture. Our United Kingdom Management segment reported $2.1 million in income from operations for the nine months ended September 30, 2011. Our investment balance in this venture was zero at September 30, 2011.
11) The debt default was cured in October, 2011.
12) The venture entered into a forbearance agreement with the lender in October, 2011. In connection with the forbearance agreement, Sunrise was released of its guarantee obligations.
13) In December 2011, we closed on a new 7 year loan with a fixed rate of 4.98%. As a result of the new loan, the existing ODA's were terminated.
14) The existing loan was extended for 90 days in December 2011.
15) The existing loan was extended through June in January 2012.
16) One of the communities is in default as of 12/31/2011 but a forbearance agreement is in place.

Current Management Contracts

Joint Venture Communities Management Fees 2)
Average Three Months Ended
Maturity September 30,
Venture Pool 1) Comm. Units Country Date 2011
Pool 1
3)
5 434 UK 2028 795,025 $
Pool 2 2 156 UK 2037 347,096
Pool 3 15 1,243 UK 2037 1,957,879
Pool 4 3 237 UK 2024 332,270
Pool 5 1 81 UK 2039 163,180
Pool 6 1 114 UK 2039 260,957
Pool 7 7) 29 2,082 US 2028 1,435,623
Pool 8 4 310 US 2032 458,624
Pool 9 5) 12 872 US 2030 1,124,193
Pool 11 2 152 US 2038 157,543
Pool 13 1 79 US 2037 103,753
Pool 14 3 219 US 2037 220,830
Pool 15 7 601 US 2030 741,788
Pool 16
3)
8 621 US 2030 722,691
Pool 17 3) 3 229 US 2030 255,221
Pool 18 4 348 US 2037 386,138
Pool 19 6) 3 295 US 2037 265,270
Pool 20 6 598 US 2037 281,810
Pool 21 2 222 US 2038 200,114
Pool 22 1 76 US 2038 110,363
Pool 23 & Pool 25 9) 1 323 US 2034 -
Pool 24 6 412 US Various 513,719
Total Joint Ventures 119 9,704 10,834,087 $
Managed Communities Management Fees
2)
Average Three Months Ended
Owner Comm. Units Country Date 2011
Care Institute 2 209 US 2011 158,481 $
Cooperative 2 684 US 2012 and 2034 636,168
HCPI
8)
46 4,513 US 2028-2038 4,452,566
Inova 4 313 US 2013 371,372
Ventas
4)
79 6,507 US 2034-2037 5,866,111
Wedum Foundation 4 235 US 2013 233,966
Other 5 681 US Various 571,333
Total Managed 142 13,142 12,289,997 $
Total JV and Managed Communities 261 22,846 23,124,084 $
Other/Terminated Management Fees 371,570 $
Total Management Fees 23,495,654 $
Footnotes:
1) Legal names of the venture and partner are omitted due to possible confidentiality concerns in the governing documents. Venture pools represent pools of properties owned by a joint venture that were financed together as a distinct loan pool, other than pool 24 which is an amalgamation of six single property joint ventures.
2) The majority of our management contracts contain performance based termination tests with cure rights.
3) Sunrise made a cure payment to these ventures related to community financial performance.
4) Sunrise entered into amended and restated master and management agreements governing these communities effective as of December 1, 2010.
5) Contracts contain at-will termination provisions for a specified fee to Sunrise.
6) Current fee partially subordinated due to lender related financial covenants.
7) In January 2011, as part of the recapitalization of the venture our management contract was amended, restated and extended to 2041.
8) The contracts relating to one portfolio of 14 properties contain at-will termination provisions for a specified fee to Sunrise.
9) No management fees are associated with this venture as these fees are eliminated due to accounting for this venture under the profit sharing method.
Maturity September 30,

Summary Snapshot of Sunrise

(in millions)
Sunrise Share Sunrise Share Management Management
Net Operating Inc. Net Operating Inc. Sunrise Share Lease Expense Lease Expense Contracts Contracts
Annualized Annualized Outstanding Debt Annualized Annualized Annualized Annualized
3 Months Ended 9 Months Ended As of 3 Months Ended 9 Months Ended 3 Months Ended 9 Months Ended
Sept. 30, 2011 Sept. 30, 2011 Sept. 30, 2011 Sept. 30, 2011 Sept. 30, 2011 Sept. 30, 2011 Sept. 30, 2011
Owned Communities 45.3 45.3 439.0 - - - -
Leased Communities 72.8 79.6 57.0 56.1 - -
Joint Venture Communities 52.7 51.0 563.8 - - - -
Management Contracts - - - - 92.5 89.9
Other Consolidated Debt - - 116.6 - - - -
Totals 170.8 175.9 1,119.5 57.0 56.1 92.5 89.9

Current Debt Restructuring Initiatives

Loans in Default as of September 30, 2011
Consolidated Debt
Montreal
Three communities in Canada that are wholly owned have been slow to lease up.  The outstanding loan balance relating to these communities is non-recourse to us but we have provided operating deficit guarantees to the lender.  We are not currently funding under these operating deficit guarantees.  The principal balance of
$47.9 million was due on April 30, 2011.  We are in discussions with the lender and are working toward implementing a revised business plan at the communities and obtaining a loan extension.  If we are unable to extend the mortgage, it may have an adverse impact on our financial condition, cash flows and results of operations.
Joint Venture Debt
Joint Venture Pool 3
The venture’s mortgage loan is in default at September 30, 2011 due to a violation of certain loan covenants.  The mortgage loan balance was $627.9 million as of
September 30, 2011.  The loan is collateralized by 15 communities owned by the venture located in the United Kingdom.  The lender has rights which include foreclosure on the communities and/or termination of our management agreements.  The venture is in discussions with the lender regarding the possibility of entering into a loan modification. During the nine months ended September 30, 2011, we recognized $5.7 million in management fees from this venture.  Our United Kingdom
Management segment reported $2.1 million in income from operations for the nine months ended September 30, 2011.  Our investment balance in this venture was zero at September 30, 2011.
Joint Venture Pool 5
The debt in default totaling $29.5 million was cured in October, 2011.
Joint Venture Pool 19
The venture entered into a forbearance agreement with the lender in October, 2011.  In connection with the forbearance agreement, Sunrise was released of its guarantee obligations.
Senior Living Condominium Project
In 2006, we sold a majority interest in two separate ownership entities to two separate partners  related to a project consisting of a residential condominium component and an assisted living component with each component owned by a different venture.  In connection with the equity sale and related financings, we undertook certain obligations to support the operations of the project for an extended period of time.  We account for the condominium and assisted living ventures under the profit-sharing method of accounting, and our liability carrying value at September 30, 2011 was $8.6 million for the two ventures.  We recorded losses of
$2.1 million and $5.7 million for the three months ended September 30, 2011 and 2010, respectively, and $6.9 million and $10.5 million for the nine months ended
September 30, 2011 and 2010, respectively.
We are obligated to the lender on the assisted living venture to fund future operating shortfalls.  We are also obligated to our partner on the condominium venture to fund operating shortfalls as a priority loan to the entity.  We have funded $7.8 million under the guarantees through September 30, 2011, of which approximately $0.9 million was funded in 2011.  In addition, we are required to fund sales and marketing costs associated with the sale of the condominiums.
The depressed condominium real estate market in the Washington D.C. area  has resulted in lower sales and pricing than forecasted and we believe the partners have no remaining equity in the condominium project.  Accordingly, we have informed our partner that we do not intend to fund future operating shortfalls.
As of September 30, 2011, loans of $116.4 million for the residential condominium venture and the loan of $30.0 million for the assisted living venture are both in default.  We have accrued $2.2 million in default interest relating to these loans.  We are in discussions with the lenders regarding these defaults.

Current Asset Sale Initiatives

Asset Sales
Liquidating Trust Asset Sales
In the first nine months of 2011, we sold three wholly owned operating communities and three land parcels which were part of the liquidating trust for approximately $12.8 million. We recognized a gain of approximately $1.7 million, $1.5 million of which is included in discontinued operations.  Proceeds of $11.3 million were distributed to the electing lenders of the liquidating trust.  To date, we have sold 10 properties in the liquidating trust for gross proceeds of approximately $26.7 million.  We have one closed community and nine land parcels remaining to sell in the liquidating trust which are reflected in our consolidated balance sheets in “Assets held in the liquidating trust”.  To the extent we are unable to sell all of these assets at their estimated value by October 2012, we may be required to fund the minimum payment under the guarantee which was $26.3 million as of September 30,
2011.  Based on anticipated sale volume, we believe that we may be required to fund approximately $5.0 million under the guarantee.

Reconciliation of non-GAAP Measure

The following table reconciles net operating income from consolidated communities to loss from operations.
(in thousands)
Three Months Ended Nine Months Ended
September 30, September 30,
2011 2010 2011 2010
Consolidated Community NOI 11,325 $     11,181 $    33,992 $     32,884 $
Leased Community NOI 18,201 20,515 59,717 59,453
Total Consolidated NOI 29,526 31,696 93,709 92,337
Less: AL US NOI (during period the venture was not consolidated) - (7,923) (13,681) (23,658)
Plus: NOI from Consolidated New York communities leased from a venture
(NOI is reflected in Joint Venture loan pool analysis) 3,903 - 12,193 -
Adjusted Total Consolidated NOI 33,429 23,773 92,221 68,679
Less: Consolidated Community Lease Expense (includes $4.3 million and $12.3 million, respectively, for the three months ended and nine months ended of lease expense from consolidated New York communities leased from a venture) 19,476 15,384 57,281 45,023
Less: Depreciation and Amortization 10,728 11,997 26,752 28,879
Less: Impairment of long-lived assets 2,899 1,014 8,254 4,373
326 $          (4,622) $    (66) $           (9,596) $
Plus: Other Sunrise Revenue
Management fees 23,496 28,663 72,110 81,433
Buyout fees 3,044 40,000 3,044 53,471
Ancillary fees 7,641 11,113 22,751 32,535
Professional fees from development, marketing and other 553 847 1,398 3,539
Reimbursed costs incurred on behalf of managed communities 179,038 212,386 543,168 648,479
Total Other Revenue 213,772 293,009 642,471 819,457
Less: Other Sunrise Expense
Ancillary expenses 7,127 10,558 21,099 30,504
General and administrative 28,263 31,235 88,216 92,850
Carrying costs of liquidating trust assets 658 551 1,700 1,790
Accounting Restatement, Special Independent Committee inquiry, SEC investigation and stockholder litigation - 314 - 673
Restructuring costs - 1,061 - 10,885
Allowance for uncollectible receivables from owners 416 1,344 1,362 2,814
Loss (gain) on financial guarantees and other contracts - 167 (12) 477
Costs incurred on behalf of managed communities 180,275 216,713 545,953 651,854
Misc. Expense for Non-Operating Communities (319) 190 (720) 689
Total Other Expense 216,420 262,133 657,598 792,536
(Loss) income from operations (2,322) $      26,254 $    (15,193) $    17,325 $